ALLIANCE CAPITAL [LOGO] (R)


This is filed pursuant to 497(e).
File Nos. 33-18647 and 811-05398




           ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
                       Alliance High Yield Portfolio
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Supplement dated September 4, 2002 to the Prospectuses dated May
1, 2002 of Alliance Variable Products Series Fund, Inc. that offer the Alliance High Yield Portfolio. This Supplement supersedes certain information under the heading "Management of the Portfolios -- Portfolio Managers" in the Prospectuses.

     Michael A. Snyder and George D. Caffrey are the persons primarily responsible for the day-to-day management of Alliance High Yield Portfolio. Mr. Caffrey is a Vice President of Alliance Capital Management Corporation ("ACMC") and a portfolio manager since January 2000. Prior thereto, he headed the High Yield Bond Group at AIG Global Investment Corporation since prior to 1997. Mr. Snyder is a Senior Vice President of ACMC. He has been associated with Alliance since May 2001. Previously, he was Managing Director in the high yield asset management group at both Donaldson, Lufkin, & Jenrette Corporation from 1998 to 2001 and Bear Stearns & Co. from 1997 to 1998.



You should retain this Supplement with your prospectus for future reference.


(R) This is a registered mark used under license from the owner, Alliance Capital Management L. P.



00250.0292 #346206